SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2003

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

WaMu MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-AR9
(Exact name of Registrant as specified in its charter)

Delaware	333-103345	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

99.1 Term Sheet prepared by Bear, Stearns & Co. Inc. in connection with the Registrant´s WaMu Mortgage Pass-Through Certificates, Series 2003-AR9.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: August 12, 2003	By:	/s/ David H. Zielke David H. Zielke First Vice President and Counsel